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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2004

EVERGREENBANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

000-32915	91-2097262

(Commission File Number)	(IRS Employer Identification No.)

301 Eastlake Avenue East, Seattle, Washington	98109

(Address of Principal Executive Offices)	(Zip Code)

206/628-4250

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

The University of Montana, College of Arts & Sciences, in its recent alumni newsletter, published an article featuring Gerald O. Hatler, President and CEO of Registrant and Registrant’s wholly-owned subsidiary, EvergreenBank. A copy of the article is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) The following exhibit is furnished as part of this Form 8-K.

Exhibit No.	Description
99.1	Article Featuring Gerald O. Hatler

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREENBANCORP, INC.

Dated: October 1, 2004

By:	/s/ William G. Filer
William G. Filer
Sr. Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Article Featuring Gerald O. Hatler